Exhibit 99.1
Bear Stearns 20th Annual Healthcare Conference New York, New York September 10, 2007 This presentation contains non-GAAP financial measures as defined in the rules of the Securities and Exchange Commission. As required by the rules, a reconciliation of those measures to the most directly comparable GAAP measures is available at our website in the Investor Relations section which can be found at www.valeant.com.

This presentation contains forward-looking statements, including statements regarding the company's strategic direction, expected revenues, expenses, earnings and other financial metrics, the company's restructuring program and related charges, market and treatment opportunities for existing products and products under development, the company's development pipeline, and plans for additional clinical trials, that are based on management's current expectations and involve risks and uncertainties including risks relating to projections of future operating performance, clinical development of new products, regulatory approval processes, marketplace acceptance of the company's products, success of the company's restructuring initiatives and the ability of management to execute them, success of the company's strategic plan, and other risks detailed from time-to-time in the company's Securities and Exchange Commission filings. Forward-Looking Statements

Valeant Profile

Valeant Profile Global specialty pharmaceutical company Broad portfolio (370 products) $907 million in revenues in 2006 Concentration in three therapeutic areas Organized into three geographic regions

Three Therapeutic Areas Neurology Infectious Disease Dermatology

Three Regions North America Product Sales : $307MM* Sales Representatives: ~280 International Product Sales : $241MM* Sales Representatives: ~630 EMEA Product Sales : $278MM* Sales Representatives: ~350 * 2006 Product Sales

Strategy

Strategic Direction Operate in all major markets Grow base business at industry average rates or better Continue to develop pipeline and seek partners Commercialize new products Continue to improve efficiencies and achieve target metrics

Growth Performance 2003 2004 2005 2006 2007 2008 REVENUE GOAL BASE BUSINESS RIBAVIRIN ROYALTIES BUSINESS DEVELOPMENT

Growth Performance 2003 2004 2005 2006 2007 2008 REVENUE GOAL BASE BUSINESS 13% Growth In 2006 11% Growth in 2003 17% Growth in 2004 20% Growth in 2005 Target 5-6% 2007

Specialty Pharmaceuticals Different Focus in Different Markets Valeant Branded Pharmaceutical — Rx Branded Generics — Gx Over-the-Counter — OTC

North America Gx OTC Rx 0.3 0.15 0.55 Gx OTC Rx 6 8 86 Gx 6% OTC 8% Rx 86%

EMEA Gx OTC Rx 0.3 0.15 0.55 Gx OTC Rx 55 12 33 Gx 55% OTC 12% Rx 33%

International Gx OTC Rx 0.3 0.15 0.55 Gx OTC Rx 0.32 0.17 0.51 Gx 32% OTC 17% Rx 51%

Product Performance

Promoted Products Solcoseryl

Promoted Products Promoted Products 2006 Product Sales: $826 Million Non-Promoted Products 58% 42%

Diastat AcuDial Diastat AcuDial Core Visual Aid The only FDA-approved acute treatment for breakthrough seizures 70% of patients in U.S. experience breakthrough seizures Developing intranasal form of delivery Kali litigation settled 2005 2006 1H07 First Quarter 19 24 23 28.6 26.7 0 *Acquired on March 1, 2005 $47.6* $50.7 $23.5 First Half ($ in millions)

2003 2004 2005 2006 1H07 First Half 0.6 1 4 7.3 12.8 2.4 4 6 11.7 Cesamet ($ in millions) $5.0 $10.0 $19.0 Cancer chemotherapy induced nausea and vomiting (CINV) 87% market share in Canada Approved for CINV and pain in Mexico Acquired rights in the United Kingdom and Europe Filed IND for pain in U.S. Re-launch in U.S. $3.0 First Half $12.8

Zelapar Uniquely formulated adjunct therapy for patients with Parkinson's disease Total prescriptions increased by 27% sequentially in 2Q07 Uptake slower than expected Fight for More campaign launched 2Q07; Lonnie Ali spokesperson Zelapar & Rasagiline New Prescriptions Week Ending August 24, 2007 Source: NDC Phast 0 100 200 300 400 500 600 700 800 900 1000 NRx Volume RASAGILINE 1 MG RASAGILINE 0.5 MG ZELAPAR 7/14/06 7/28/06 8/11/06 8/25/06 9/8/06 9/22/06 10/6/06 10/20/06 11/3/06 11/17/06 12/1/06 12/15/06 12/29/06 1/12/07 1/26/07 2/9/07 2/23/07 3/9/07 3/23/07 4/6/07 4/20/07 5/4/07 5/18/07 6/1/07 6/15/07 6/29/07 7/13/07 7/27/07 8/10/07 8/24/07

Efudex Topical treatment of actinic keratosis (AK) and superficial basal cell carcinoma AK standard of care for more than 30 years Market share 42% in growing AK market Launch of Valeant generic in 4Q06 Source: IMS Health Investigator. Web 2003 2004 2005 2006 1H07 First Quarter 6.5 18.8 31.5 31 30 20.3 26.7 28.7 47.4 ($ in millions) $26.8 $45.5 $60.2 $78.4 First Half $30.0

Kinerase Full line of luxury skin care products Available through more than 2,700 U.S. medical professionals, 420 specialty retailers throughout the world (Nordstrom, Douglas, and ULTA) and the Internet Introduced to QVC in June 2007 2003 2004 2005 2006 1H07 First Half 2.7 8.1 10.3 15.9 16.5 Column 1 9.9 7.5 12 13 ($ in millions) $12.6 $15.6 $22.3 $28.9 First Half $16.5

Infergen Only drug approved for treating refractory Hepatitis C patients Expanded sales force Initiated partial-responder study 2006 1H07 First Quarter 25 18.3 Full Year 17.7 $42.7* $18.3 *Acquired on December 30, 2005 First Half ($ in millions)

Bedoyecta 2003 2004 2005 2006 1H07 First Half 6.3 11.1 20.2 23.1 17.2 Column 1 20.7 19.6 26.7 27.3 ($ in millions) $27.0 $30.7 $46.9 $50.4 First Half $17.2 Vitamin B Complex (B1, B6 and B12) Energy improvement agent for fatigue Treat neuropathic pain Third largest product in Mexican pharmaceutical market* Launched in the U.S. In June 2007, Bedoyecta capsules was the No. 1 selling OTC product in Mexico Source: IMS Health Investigator.Web

Pipeline & Business Development

Development Pipeline Discovery Phase 1 Phase 2 Phase 3 Post Approval Pre- Clinical Retigabine Taribavirin Lifecycle Retigabine SR Cesamet(r) ODT Retigabine Pain VRX806 (HIV) Diastat(r) IN Cesamet(r) Pain In Development Infergen(r) Co-Development Partners VRX698 (Retigabine Epilepsy)

Retigabine First-in-class neuronal potassium channel opener Adjunctive therapy of refractory epilepsy NDA - '08 / Launch -'09 Filed IND for neuropathic pain

Epilepsy Pain Migraine Bipolar/Anxiety Other 0.2 0.2 0.2 0.2 0.2 Anti-epilepsy Drug (AED) Market Source: IMS MIDAS, MAT Q107 * IMS NDTI, MAT Q107 Lapsed New 0.73 0.27 Migraine Epilepsy Controlled Patients Refractory Patients Other Bipolar/ Anxiety Pain 3.4 million new cases of seizures and epilepsy occur each year worldwide 200,000 new cases in U.S. each year $8.7 billion U.S. market ($2.0 billion* epilepsy alone) A Growing Market $13.6 Billion Global Market

Retigabine

First-in-class potassium channel opener

Closed KCNQ2 Channel
(Hyperexcitable State)


S5
Segment
Gly301
Trp236
S6
Segment

Open KCNQ2 Channel
(Retigabine Binding)


Gly301
K+
Trp236
Retigabine

- Retigabine activation of KCNQ channels modulates the M current, which is important for excitability of neurons

Wuttke TV, et al. Mol Pharmacol. 2005;67:1009-1917.

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Retigabine Phase 2 Source: Study 205; Data on file * Statistical significance as compared to placebo (p < 0.01) Median Percent Reduction from Baseline in Monthly Total Partial Seizure Rate Placebo + AEDs Retigabine + AEDs Placebo 600 mg/day 900 mg/day 1,200 mg/day East 13 23 29 35 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Median % Reduction in Monthly Seizure Rate (n = 96) (n = 99) (n = 95) (n = 106)

Retigabine Phase 2 Data Publication NeuroRx: January 2007 Comprehensive look at RTG Preclinical and Phase II data results Epilepsy Research: February 2007 Brief Overview of EILAT meeting Phase II data results Neurology: April 2007 Comprehensive overview

RESTORE-1 Design Data on file. Valeant Pharmaceuticals International. 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 Baseline Phase (8 weeks) Titration Phase (6 weeks) Maintenance Phase (12 weeks) 18-Week Double-Blind Phase Retigabine 1050 mg/day Retigabine 1200 mg/day Randomization Start Retigabine 300 mg/day - (increase by 150 mg/day every week) Placebo Transition* (6 weeks) *Patients not entering the extension trial are tapered over 3 weeks. Open Label Extension N=306

RESTORE-2 Design 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 Baseline Phase (8 weeks) Titration Phase (4 weeks) Maintenance Phase (12 weeks) 16-Week Double-Blind Phase Retigabine 900 mg/day Randomization Start Retigabine 300 mg/day (increase by 150 mg/day every week) Data on file. Valeant Pharmaceuticals International. Placebo Transition* (4 weeks) *Patients not entering the extension trial are tapered over 3 weeks. Open Label Extension Retigabine 600 mg/day N=510

RESTORE Investigator Sites RESTORE 1 50 Planned Sites USA Canada Argentina Mexico Brazil RESTORE 2 60 Planned Sites: Poland Germany Israel Russia Australia Belgium South Africa Spain Ukraine United Kingdom France Hungary 306 Randomized Patients 100% as of July 31, 2007 510 Randomized Patients 85% as of August 31, 2007

Retigabine: Conclusions A first-in-class neuronal K+ channel activator Significant reductions in seizure frequency observed in POC and maintained through continuation and Phase 2 studies Well-tolerated up to 1200 mg/day Favorable pharmacokinetic profile with no drug-drug interactions Phase 3 data available 1H08 Special protocol assessment approved by the FDA

Taribavirin O HO HO OH N N N C NH2+ H2N Cl-

Taribavirin Phase 2B Study Design

Multicenter, Randomized, Parallel-group, Open-label Study in Treatment-naïve Genotype1 Subjects (N = 260)
Stratified by HCV RNA, Body Weight (≤75kg and >75kg)

Screening (30 days)

48 weeks of treatment

- taribavirin 20mg/kg/day + PegIFN alfa-2b†
- taribavirin 25mg/kg/day + PegIFN alfa-2b†
- taribavirin 30mg/kg/day + PegIFN alfa-2b†
- ribavirin 800/1000/1200/1400mg + PegIFN alfa-2b†

24 weeks of follow-up

Follow-up

HCV, NGI SuperQuant; sensitivity to 100 copies/mL,39 IU/mL

†PegIFN alfa-2b 1.5μg/kg/week

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Taribavirin Value Proposition Continued need for ribavirin or ribavirin analogues even if new molecules come to market Combination therapy continues to include ribavirin Anemia management continues to be an issue 12-week interim data point expected by end of 2007 Patent issued - expiration 2020

Business Development Strategy Growth through product or company acquisitions GROWTH

Financials

Growth Performance 2003 2004 2005 2006 2007 2008 REVENUE GOAL BASE BUSINESS 13% Growth in 2006 11% Growth in 2003 17% Growth in 2004 20% Growth in 2005 Target 5-6% 2007

Simplify & Trade Up Simplify business by divesting low-margin products More than 600 products in 2003 to 370 products in 2007 Divested low-margin/non-strategic products in 2007 Reptilase Solcoseryl in Japan Eye care business in Holland Glyderm in the United States Focus on profitable products that fit within Valeant's strategy

Share Repurchase Authorized repurchase program: up to $200M over two years Repurchased 4.7M shares to date; total cost $80M Confidence in long-term value of common stock

Realigned our four operating regions to three Reduced operating expenses significantly Reduced overhead costs Sold headquarters facilities for $38 million in cash Licensed/sold pradefovir Rationalized pre-clinical and discovery Sold Basel and Puerto Rico manufacturing facilities Cost savings: 2007 > $50 million Headcount reduction of 850 employees Restructuring Successfully Completed

Financial Metrics 2005A 2006A 1H07 2007E 2008E Gross Margin 70% 69% 71% 70-72% 72-75% Cost of Goods Sold 30% 31% 29% 28-30% 25-28% Selling Expense 31% 32% 36% 31-33% 28-32% G & A 15% 14% 14% 12-14% 11-13% Note: Includes Non-GAAP adjustments.

Solid Balance Sheet ($ In millions) 12/31/2006 6/30/2007 $336 $387 $367 $777 $187 $776 $100 $468 $446 $723 $252 $778 $40 $435 Cash & marketable securities Other current assets Non-current assets Current liabilities Long-term debt Other liabilities Stockholder's Equity Includes assets and liabilities from discontinued operations

Cash Balance Shows Steady Growth Since 2005 (in millions) 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 East 234 254 251 276 334 364 387 2004 2005 2006 1H07 0 0 0 25 22.4 50 57 11 42.6 77 Cash Flow From Operations Cash Balance $36 $65 $127 $56 First Half

Improving the bottom line Creating value for shareholders Developing our pipeline Growing our base business